Exhibit 99

This document is a preliminary term sheet describing the structure, collateral pool and additional aspects of Capital Auto Receivables Asset Trust 2004-2. We have prepared this term sheet with the cooperation of General Motors Acceptance Corporation. The information and assumptions we have provided in this term sheet are preliminary and will be superseded by a prospectus supplement and by any other information subsequently filed by us with the SEC

Term Sheet
Dated November 30, 2004
Subject to Revision

Capital Auto Receivables Asset Trust 2004-2
Issuer

$2,415,455,000 Asset Backed Notes, Class A
$97,397,000 Asset Backed Notes, Class B
$32,465,000 Asset Backed Notes, Class C

Capital Auto Receivables, Inc.
Seller

General Motors Acceptance Corporation
Servicer

The trust will offer the following classes of notes to the public:

	Class A Notes
	A-1 Notes	A-2 Notes	A-3 Notes	A-4 Notes	Class B Notes	Class C Notes
Principal Balance	$877,000,000	$740,000,000	$558,000,000	$240,455,000	$97,397,000	$32,465,000
Interest Rate
Final Scheduled Distribution Date	March 15, 2007	February 15, 2008	January 15, 2009	July 15, 2009	November 16, 2009	January 15, 2010
Price to Public
Underwriting Discount	0.150%	0.175%	0.250%	0.275%	0.300%	0.350%
Proceeds to Seller

Credit Enhancement and Liquidity

•	Reserve account, with an initial deposit of $12,986,319.33.

•	Overcollateralization in an initial amount of $25,974,866.06.

•	Class D asset backed notes, with a principal balance of $25,972,000. The Class D notes are not being offered under this term sheet or the prospectus supplement.

•	The Class D notes are subordinated to the Class A notes, the Class B notes and the Class C notes.

•	The Class C notes are subordinated to the Class A notes and the Class B notes.

•	The Class B notes are subordinated to the Class A notes.

Revolving Period

•	The trust will not pay principal during the revolving period, which is scheduled to terminate on October 31, 2005. However, if the revolving period terminates early as a result of an early amortization event, principal payments may commence prior to that date.

Underwriters for the Class A notes and the Class B notes:

Credit Suisse First Boston	Lehman Brothers	SG CIB	UBS Investment Bank

BNP Paribas
Comerica Securities
Calyon Securities (USA)
RBC Capital Markets
Scotia Capital
Wachovia Securities

Underwriters for the Class C notes:

Credit Suisse First Boston	Lehman Brothers

IMPORTANT INFORMATION ABOUT THIS TERM SHEET

None of the underwriters, General Motors Acceptance Corporation, the issuer, the seller or any of their respective affiliates makes any representation as to the accuracy or completeness of the information set forth in this term sheet. The information contained in this term sheet only addresses some aspects of the applicable security’s characteristics and does not provide a complete assessment. So, the information contained in this term sheet may not reflect the impact of all structural characteristics of the securities. Due to changes in circumstances, we may modify the assumptions underlying the information set forth in this term sheet, including structure and collateral, from time to time.

We have filed a registration statement (including a prospectus and a form of prospectus supplement) relating to the trust with the SEC and it is effective. In connection with this offering, after the securities have been priced and all of the terms and information related to this transaction are finalized, we will file with the SEC an updated prospectus supplement relating to the securities offered by the trust. This communication is not an offer to sell or the solicitation of an offer to buy, nor will there be any sale of the securities of the trust, in any state in which an offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of that state. A sale of the securities of the trust will not be consummated unless the purchaser has received both the final prospectus supplement and the prospectus. Neither the SEC nor any state securities commission has approved or disapproved these securities or determined that this term sheet, the prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense. Any investment decision by you should be based on the information in the final prospectus supplement and the prospectus, which will be current as of their publication dates and after publication may no longer be complete or current.

You may obtain a final prospectus supplement and a prospectus by contacting Credit Suisse First Boston LLC at (212) 325-8549, Lehman Brothers Inc. at (631) 254-7270, SG Americas Securities, LLC at (212) 278-6040 or UBS Securities LLC at (212) 713-4004.

-i-

Summary of Transaction Parties*

GENERAL MOTORS ACCEPTANCE CORPORATION
(Servicer and Contingent Swap Counterparty)
CAPITAL AUTO RECEIVABLES, INC.
(Seller)
DEUTSCHE BANK TRUST COMPANY DELAWARE
(Owner Trustee)
CREDIT SUISSE FIRST BOSTON INTERNATIONAL
(Swap Counterparty)
CAPITAL AUTO RECEIVABLES ASSET TRUST 2004-2
(Issuer)
JPMORGAN CHASE BANK, N.A.
(Indenture Trustee)
CLASS A, CLASS B AND CLASS C NOTES
CLASS D NOTES
(not offered hereby)

* This chart provides only a simplified overview of the relations between the key parties to the transaction. Refer to the prospectus supplement and the prospectus for a further description.

-ii-

Summary of Monthly Deposits to and Withdrawals from Accounts during the Revolving Period*

Servicer
Payments on Receivables
Obligors on Receivables
Principal & Interest on Receivables
Servicer Advances
Reimbursements of Servicer Advances
Warranty & Administrative Payments
Total Servicing Fees
Swap Counterparty
Floating Swap Payments
Fixed Swap Payments
Collection Account
Deposits to Reserve Account
Withdrawals from Reserve Account
Reserve Account
Excess Funds
Certificateholder
Purchase Price
Additional Receivables
Seller
Deposits to Accumulation Account
Withdrawals from Accumulation Account
Accumulation Account
Interest
Note Distribution Account
Interest
Noteholders

*This chart provides only a simplified overview of the monthly flow of funds during the revolving period. Refer to the prospectus supplement and the prospectus for a further description.

-iii-

Summary of Monthly Deposits to and Withdrawals from Accounts during the Amortization Period*

Servicer
Payments on Receivables
Obligors on Receivables
Principal & Interest on Receivables
Servicer Advances
Reimbursements of Servicer Advances
Warranty & Administrative Payments
Total Servicing Fees
Swap Counterparty
Floating Swap Payments
Fixed Swap Payments
Collection Account
Deposits to Reserve Account
Reserve Account
Withdrawals from Reserve Account
Excess Funds
Certificateholder
Interest & Principal
Note Distribution Account
Interest & Principal
Noteholders

*This chart provides only a simplified overview of the monthly flow of funds during the amortization period. Refer to the prospectus supplement and the prospectus for a further description.

-iv-

You can find the definitions of all capitalized terms used below that are not defined in this term sheet in the prospectus of Capital Auto Receivables, Inc., filed on August 5, 2003 with the registration statement pertaining to Capital Auto Receivables Asset Trusts. A copy of the prospectus is available from the SEC. This term sheet will be superseded by a prospectus supplement to be dated December    , 2004. Your investment decision should be based solely on the information in the final prospectus supplement and the prospectus.

THE PARTIES

Issuer

Capital Auto Receivables Asset Trust 2004-2 will be the issuer of the notes and the certificates.

Seller

Capital Auto Receivables, Inc. will be the seller to the trust.

Servicer

General Motors Acceptance Corporation will be the servicer for the trust.

Indenture Trustee

JPMorgan Chase Bank, N.A.

Owner Trustee

Deutsche Bank Trust Company Delaware.

THE NOTES

The trust will offer the six classes of notes listed on the cover page of this term sheet. We sometimes refer to these notes as the “offered notes.”

The trust will also issue Class D notes with an initial principal balance of $25,972,000. The Class D notes will have a final scheduled distribution date of May 15, 2012. The Class D notes are not being offered under this term sheet or the prospectus supplement and will instead be sold in a private placement.

Interest Payments

The interest rate for each class of notes will be a fixed rate, a floating rate or the combination of a fixed rate and a floating rate if that class has both a fixed rate tranche and a floating rate tranche. We refer in this term sheet to notes that bear interest at a floating rate as “floating rate notes,” and to notes that bear interest at a fixed rate as “fixed rate notes.”

If the trust issues floating rate notes, the trust will enter into an interest rate swap with a swap counterparty with respect to each class or tranche of floating rate notes.

Interest will accrue on the notes from and including the closing date.

The trust will pay interest on the notes on the fifteenth day of each calendar month, or if that day is not a business day, the next business day, beginning on January 18, 2005. We refer to these dates as “distribution dates.”

The trust will pay interest on fixed rate notes on each distribution date based on a 360-day year consisting of twelve 30-day months. The trust will pay interest on floating rate notes on each distribution date based on the actual days elapsed during the period for which interest is payable and a 360-day year.

Interest payments on all classes of the Class A notes will have the same priority.

The payment of interest on the Class B notes is subordinated to the payment of interest on, and in limited circumstances payments of principal of, the Class A notes, the payment of interest on the Class C notes is subordinated to the payment of interest on, and in limited circumstances payments of principal of, the Class A notes and the Class B notes, and the payment of interest on the Class D notes is subordinated to the payment of interest on, and in limited circumstances payments of principal of, the Class A notes, the Class B notes and the Class C notes, in each case to the extent described in “Priority of Distributions—Amortization Period” below. In general, no interest will be paid on the Class B notes on any distribution date unless all interest due and payable on the Class A notes has been paid, no interest will be paid on the Class C notes on any distribution date unless all interest due and payable on the Class A notes and the Class B notes has been paid, and no interest will be paid on the Class D notes on any distribution date unless all interest due and payable on the Class A notes, the Class B notes and the Class C notes has been paid.

Principal Payments

The trust will not pay principal on the notes on any distribution date related to the revolving period.

The trust will pay principal on the notes monthly on each distribution date related to the amortization period.

The trust will make principal payments on the notes based on the amount of collections and defaults on the receivables during the prior month.

On each distribution date related to the amortization period, except as described below under “Priority of Distributions—Acceleration,” the amounts available to make principal payments on the notes will be applied:

(1) to the Class A-1 notes, until the Class A-1 notes are paid in full;

(2) to the Class A-2 notes, until the Class A-2 notes are paid in full;

(3) to the Class A-3 notes, until the Class A-3 notes are paid in full;

(4) to the Class A-4 notes, until the Class A-4 notes are paid in full;

(5) to the Class B notes, until the Class B notes are paid in full;

(6) to the Class C notes, until the Class C notes are paid in full; and

(7) to the Class D notes, until the Class D notes are paid in full.

The failure of the trust to pay any class of notes in full on or before its final scheduled distribution date will constitute an event of default.

THE CERTIFICATES

The trust will issue certificates. All of the certificates will be retained by the seller and are not being offered under this term sheet or the prospectus supplement.

THE RECEIVABLES

Trust Property

The primary assets of the trust will be a pool of fixed rate retail instalment sales contracts and direct purchase money loans used to finance the purchase of new and used cars and light trucks. We refer to the persons who financed their purchases with these contracts and loans as “obligors.” A portion of the contracts and loans sold to the trust on the closing date and during the revolving period were or will be acquired or originated by GMAC or its subsidiaries under special incentive rate financing programs, and we refer to these contracts and loans as “subvented receivables.” We refer to the remaining contracts and loans that are not subvented receivables and are sold to the trust on the closing date or during the revolving period as “non-subvented receivables.” We use the term “receivables” to mean both subvented receivables and non-subvented receivables. Further, when we use the term “remaining payments” on receivables as of a specific date, we mean all scheduled payments on scheduled interest receivables which are due on and after that specified date and all payments on simple interest receivables which have not been received prior to that specified date.

The receivables in the trust will be sold on the closing date and on each distribution date during the revolving period by GMAC to the seller, and then by the seller to the trust. The trust will grant a security interest in the receivables and the other trust property to the indenture trustee on behalf of the noteholders.

The trust property will, subject to other specific exceptions described in the prospectus, also include:

•	the remaining payments on the initial receivables as of a cutoff date of November 1, 2004, and monies received with respect to those remaining payments; we refer to this date as the “initial cutoff date;”

•	the remaining payments on the additional receivables as of the first calendar day of each month in which a pool of additional receivables is purchased and monies received with respect to those remaining payments; we refer to each of these dates as a “subsequent cutoff date,” and we refer to the cutoff date related to a particular receivable as the “applicable cutoff date” for that receivable;

•	amounts held on deposit in trust accounts maintained for the trust;

•	security interests in the vehicles financed by the receivables;

•	any recourse GMAC has against the dealers from which it purchased the receivables;

•	any proceeds from claims on insurance policies covering the financed vehicles;

•	the interest rate swaps and contingent assignment, if any, described below;

•	specified rights of the seller under its purchase agreement with GMAC; and

•	all rights of the trust under the related transfer agreement with the seller.

Receivables Principal Balance

The initial aggregate discounted principal balance of the subvented receivables to be sold to the trust on the closing date, which is the present value of all remaining payments on the subvented receivables as of the initial cutoff date, discounted at 6.00%, was $1,847,173,797.45. The initial aggregate principal balance of the non-subvented receivables as of the initial cutoff date was $750,090,068.61. The combined initial aggregate principal balance of all the receivables, as calculated for each type of receivable as set forth above, as of the initial cutoff date was $2,597,263,866.06. We refer to this initial balance as the “initial aggregate receivables principal balance.” We refer to the aggregate principal balance of all receivables, as calculated for each type of receivable as of any given time, as the “aggregate receivables principal balance.”

Overcollateralization

The initial aggregate receivables principal balance will exceed the aggregate principal balance of the notes on the closing date by approximately 1.00% of the initial aggregate receivables principal balance. We use the term “overcollateralization target amount” to mean 1.50% of the initial aggregate receivables principal balance.

Amount Financed

We refer to the aggregate amount advanced for each receivable toward the purchase price of the related financed vehicle and other related property minus payments allocable to principal previously made or due prior to the applicable cutoff date, as the “amount financed.” The amount financed will generally be the outstanding undiscounted principal balance of that receivable on the applicable cutoff date, and will be described in more detail in the prospectus supplement and the prospectus. Further, when we use the term “aggregate amount financed,” we mean the aggregate of the amount financed for each receivable as of its applicable cutoff date.

Seller Repurchase Option

The seller has an option to purchase a portion of the receivables. The option may be exercised only one time for a group of receivables having a receivables principal balance no greater than 5.00% of the initial aggregate receivables principal balance. The purchase price will equal the receivables principal balance of the repurchased receivables, plus accrued and unpaid interest on the repurchased receivables through the end of the calendar month in which the repurchase occurs. The amount paid by the seller for the repurchase will constitute collections on the receivables, and will be applied in the same fashion as other collections.

THE REVOLVING PERIOD

The trust will not make payments of principal on the notes during the revolving period.

The “revolving period” consists of the monthly periods from November 2004 through October 2005, and the related distribution dates. We refer to the monthly periods and the related distribution dates following the revolving period as the “amortization period.”

If an early amortization event occurs, the revolving period will terminate early, and the amortization period will begin. An “early amortization event” will occur if:

•	the amount on deposit in the reserve account is less than the specified reserve account balance for two consecutive months;

•	the amount on deposit in the accumulation account exceeds 1.00% of the initial aggregate receivables principal balance; or

•	an event of default or servicer default occurs.

On each distribution date related to the revolving period, amounts otherwise available to make principal payments on the notes will be applied to purchase additional receivables from the seller for the purposes of maintaining the initial aggregate receivables principal balance and achieving the overcollateralization target amount.

To the extent that amounts allocated for the purchase of additional receivables are not so used on any distribution date related to the revolving period, they will be deposited into the accumulation account and applied on subsequent distribution dates related to the revolving period to purchase additional receivables from the seller.

PRIORITY OF DISTRIBUTIONS

Revolving Period

During the revolving period, the trust will distribute available funds in the following order of priority:

•	basic servicing fee payments to the servicer;

•	net amount payable, if any, to the swap counterparty, other than swap termination amounts;

•	interest on the Class A notes and any swap termination amounts on interest rate swaps related to the Class A notes, pro rata;

•	interest on the Class B notes and any swap termination amounts on interest rate swaps related to the Class B notes, pro rata;

•	interest on the Class C notes;

•	interest on the Class D notes;

•	reinvestment in additional receivables and deposits into the accumulation account, as applicable, in the amount by which the aggregate principal balance of the notes exceeds the aggregate receivables principal balance;

•	deposits into the reserve account, until the amount in the reserve account equals the specified reserve account balance;

•	reinvestment in additional receivables and deposits into the accumulation account, as applicable, in the amount by which the aggregate principal balance of the notes exceeds the aggregate receivables principal balance, as increased above, plus the amounts deposited in the accumulation account above, minus the overcollateralization target amount;

•	additional servicing fee payments to the servicer; and

•	any remaining amounts, to the certificateholder.

Amortization Period

During the amortization period, the trust will distribute available funds in the following order of priority:

•	basic servicing fee payments to the servicer;

•	net amount payable, if any, to the swap counterparty, other than swap termination amounts;

•	interest on the Class A notes and any swap termination amounts on interest rate swaps related to the Class A notes, pro rata;

•	principal on the notes in an amount equal to the excess, if any, of the aggregate principal balance of the Class A notes over the aggregate receivables principal balance;

•	interest on the Class B notes and any swap termination amounts on interest rate swaps related to the Class B notes, pro rata;

•	principal on the notes in an amount equal to the excess, if any, of the aggregate principal balance of the Class A notes and the Class B notes — reduced by the amount of principal allocated to the notes above — over the aggregate receivables principal balance;

•	interest on the Class C notes;

•	principal on the notes in an amount equal to the excess, if any, of the aggregate principal balance of the Class A notes, the Class B notes and the Class C notes — reduced by the amounts of principal allocated to the notes above — over the aggregate receivables principal balance;

•	interest on the Class D notes;

•	principal on the notes in an amount equal to the excess, if any, of the aggregate principal balance of the notes — reduced by the amounts of principal allocated to the notes above — over the aggregate receivables principal balance;

•	deposits into the reserve account until the amount in the reserve account equals the specified reserve account balance;

•	principal on the notes in an amount equal to the lesser of either the aggregate principal balance of the notes, or the amount by which the aggregate principal balance of the notes — reduced by the amounts of principal allocated to the notes above — exceeds the aggregate receivables principal balance minus the overcollateralization target amount;

•	additional servicing fee payments to the servicer; and

•	any remaining amounts to the certificateholder.

Acceleration

If an event of default occurs and the notes are accelerated, until the time when all events of default have been cured or waived as provided in the indenture, the trust will pay interest and principal first on the Class A notes, pro rata among the Class A notes. No interest or principal will be payable on the Class B notes until all principal of and interest on the Class A notes have been paid in full, no interest or principal will be payable on the Class C notes until all principal of and interest on the Class A notes and the Class B notes have been paid in full, and no interest or principal will be payable on the Class D notes until all principal of and interest on the Class A notes, the Class B notes and the Class C notes have been paid in full.

RESERVE ACCOUNT

On the closing date, the seller will deposit $12,986,319.33 in cash or eligible investments into the reserve account. Collections on the receivables, to the extent available for this purpose, will be added to the reserve account on each distribution date. We use the term “specified reserve account balance” to mean the sum of:

•	the lesser of 0.50% of the initial aggregate receivables principal balance and the aggregate principal balance of the notes; and

•	during the revolving period, to the extent there are funds in the accumulation account, an additional amount.

To the extent that funds from principal and interest collections on the receivables are not sufficient to pay amounts that are prior to the deposits into the reserve account as described under “Priority of Distributions” above, the amount deposited in the reserve account provides an additional source of funds for those payments.

INTEREST RATE SWAPS

If the trust issues one or more classes or tranches of floating rate notes, the trust will enter into an interest rate swap with a swap counterparty with respect to each class or tranche of floating rate notes.

Under each interest rate swap, on the business day prior to each distribution date, the trust will be obligated to pay the swap counterparty a fixed interest rate and the swap counterparty will be obligated to pay the trust a floating interest rate of LIBOR plus an applicable spread. For each swap, the notional amount will equal the outstanding principal balance of the related class or tranche of floating rate notes.

SERVICING FEES

The trust will pay the servicer a monthly 1% per annum basic servicing fee as compensation for servicing the receivables. The servicer will also be entitled to any late fees, prepayment charges and other administrative fees and expenses collected during the month and investment earnings on the trust accounts. The trust will also pay the servicer an additional monthly servicing fee of up to 1% per annum as described in the prospectus that will be subordinated to all payments on the notes.

REDEMPTION OF THE NOTES

When the aggregate receivables principal balance declines to 10% or less of the initial aggregate receivables principal balance, the servicer may purchase all of the remaining receivables. If the servicer purchases the receivables, the outstanding notes will be redeemed at a price equal to their remaining principal balance, plus accrued and unpaid interest.

TAX STATUS

Kirkland & Ellis LLP, special tax counsel, will deliver its opinion that:

•	the offered notes will be characterized as indebtedness for federal income tax purposes; and

•	the trust will not be taxable as an association or publicly traded partnership taxable as a corporation.

Each noteholder, by the acceptance of a note, will agree to treat the notes as indebtedness for federal, state and local income and franchise tax purposes.

ERISA CONSIDERATIONS

Subject to further considerations to be discussed under the caption “ERISA Considerations” in the prospectus supplement and the prospectus, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan described under Section 4975 of the Internal Revenue Code of 1986, as amended, may purchase the offered notes. We suggest that an employee benefit plan and any other retirement plan or arrangement, and any entity deemed to hold “plan assets” of any employee benefit plan or other plan, consult with its counsel before purchasing the notes.

RATINGS

We will not issue the Class A notes unless they are rated in the highest rating category for long-term obligations (i.e., “AAA”) by at least one nationally recognized rating agency. We will not issue the Class B notes unless they are rated in the “A” category for long-term obligations or its equivalent by at least one nationally recognized rating agency. We will not issue the Class C notes unless they are rated in the “BBB” category for long-term obligations or its equivalent by at least one nationally recognized rating agency.

RISK FACTORS

Before making an investment decision, you should consider the factors that are set forth under the caption “Risk Factors” in the prospectus supplement and the prospectus.

Payment of interest on any Class B notes will be subordinated in priority to payment of interest on, and in limited circumstances principal of, the Class A notes.

Payment of principal of any Class B notes will be subordinated in priority to payment of interest on and principal of the Class A notes.

Payment of interest on any Class C notes will be subordinated in priority to payment of interest on, and in limited circumstances principal of, the Class A notes and the Class B notes.

Payment of principal of any Class C notes will be subordinated in priority to payment of interest on and principal of the Class A notes and the Class B notes.

THE RECEIVABLES POOL

Criteria Applicable to the Selection of Initial Receivables

     The initial pool of receivables to be sold to the trust was selected from GMAC’s portfolio based on several criteria, including that each receivable:

•	is secured by a new or used car or light truck;

•	is a scheduled interest receivable or a simple interest receivable;

•	was originated in the United States;

•	provides for level monthly payments that may vary from one another by no more than $5;

•	will amortize the amount financed over its original term to maturity;

•	has been originated or acquired by GMAC or its subsidiaries in the ordinary course of business;

•	has a first payment due date on or after November 1, 1998;

•	was originated on or after October 1, 1998;

•	has an original term of 6 to 72 months;

•	has a remaining term of not less than 6 months; and

•	as of the initial cutoff date, the receivable was not considered past due; that is, the payments due on that receivable in excess of $25 have been received within 30 days of the payment date.

     Scheduled interest receivables represent 27.46% of the aggregate amount financed as of the initial cutoff date. The balance of the aggregate amount financed as of the initial cutoff date is comprised of simple interest receivables. The receivables in the pool of receivables on the closing date will be the same receivables that comprised the pool of receivables on the initial cutoff date.

     Additional receivables sold to the trust during the revolving period must meet substantially similar criteria, as described below. However, these criteria will not ensure that each subsequent pool of additional receivables will share the exact characteristics as the initial pool of receivables. As a result, the composition of the aggregate pool of receivables will change as additional receivables are purchased by the trust on each distribution date during the revolving period.

Criteria Applicable to the Selection of Additional Receivables During the Revolving Period

     The additional receivables sold to the trust during the revolving period will be selected from GMAC’s portfolio based on several criteria. These criteria include the requirements that each additional receivable:

•	is secured by a new or used car or light truck;

•	is a scheduled interest receivable or a simple interest receivable;

•	was originated in the United States;

•	provides for level monthly payments that may vary from one another by no more than $5;

•	will amortize the amount financed over its original term to maturity;

•	has been originated or will be acquired by GMAC or its subsidiaries in the ordinary course of business;

•	has an original term of 6 to 72 months, provided that following the addition of all additional receivables on each subsequent cutoff date, the sum of the amount financed of all receivables ever sold to the trust with an original term in excess of 60 months may not exceed 20% of the aggregate amount financed of all receivables ever sold to the trust;

•	as of its subsequent cutoff date, the additional receivable will not be considered past due; that is, the payments due on that additional receivable in excess of $25 will have been received within 30 days of the payment date;

•	has a remaining term as of its subsequent cutoff date of not less than 6 months;

•	following the addition of all additional receivables on each subsequent cutoff date, the sum of the amount financed of all receivables ever sold to the trust secured by used vehicles may not exceed 20% of the aggregate amount financed of all receivables ever sold to the trust;

•	following the addition of all additional receivables on each subsequent cutoff date, the sum of the amount financed of all subvented receivables ever sold to the trust may not fall below 70% of the aggregate amount financed of all receivables ever sold to the trust; and

•	has a final maturity date no later than October 31, 2011.

     The additional receivables will be selected at random from GMAC’s portfolio of receivables that meet the criteria described above and other administrative criteria utilized by GMAC from time to time. We believe that no selection procedures adverse to the noteholders will be used in selecting the additional receivables.

     The following tables describe the receivables pool as of the initial cutoff date:

Composition of the Initial Receivables Pool

Aggregate Amount Financed	$2,762,157,255.93
Number of Contracts in Pool	156,989
Average Amount Financed	$17,594.59
Weighted Average Annual Percentage Rate of Receivables	3.80%
Weighted Average Annual Percentage Rate of Non-Subvented Receivables	9.47%
Discount Rate Applied to Subvented Receivables	6.00%
Weighted Average Original Maturity	59.71 months
Weighted Average Remaining Maturity (Range)	48.14 months (6 to 72 months)
Percentage of Contracts with Original Terms of less than or equal to 60 Months	82.91%
Percentage of Contracts with Original Terms of greater than 60 Months	17.09%
Percentage of New Cars and Light Trucks in Pool	80.00%
Percentage of Used Cars and Light Trucks in Pool	20.00%
Percentage of Subvented Receivables in Pool	72.84%
Percentage of Non-Subvented Receivables in Pool	27.16%

     Each of the percentages and averages in the preceding table is computed on the basis of the amount financed of each receivable as of the initial cutoff date. The “Weighted Average Annual Percentage Rate of Receivables” and “Weighted Average Annual Percentage Rate of Non-Subvented Receivables” in the preceding table are based on weighting by amount financed and remaining term of each receivable, each as of the initial cutoff date. The “Weighted Average Original Maturity” in the preceding table is based on weighting by original undiscounted principal balance of each receivable as of its date of origination.

Distribution of the Initial Receivables Pool by Annual Percentage Rate

			Percentage
Annual Percentage		Aggregate	of Aggregate
Rate Range	Number of Contracts	Amount Financed	Amount Financed
0.00% to 1.00%	53,830	$1,182,489,714	42.81%
1.01% to 2.00%	8,633	$207,132,486	7.50%
2.01% to 3.00%	9,418	$176,930,600	6.41%
3.01% to 4.00%	8,579	$130,396,882	4.72%
4.01% to 5.00%	11,528	$134,396,819	4.87%
5.01% to 6.00%	15,647	$174,112,729	6.30%
6.01% to 7.00%	10,150	$167,739,535	6.07%
7.01% to 8.00%	8,747	$138,532,177	5.02%
8.01% to 9.00%	7,252	$115,095,927	4.17%
9.01% to 10.00%	5,930	$89,137,728	3.23%
10.01% to 11.00%	4,932	$73,686,679	2.67%
11.01% to 12.00%	3,331	$50,104,976	1.81%
12.01% to 13.00%	3,040	$45,598,844	1.65%
13.01% to 14.00%	2,442	$35,115,322	1.27%
14.01% to 15.00%	1,005	$11,848,936	0.43%
15.01% to 16.00%	579	$6,024,766	0.22%
16.01% to 17.00%	428	$4,594,868	0.16%
17.01% to 18.00%	917	$12,275,304	0.44%
18.01% to 19.00%	273	$3,187,171	0.12%
19.01% to 20.00%	328	$3,755,793	0.13%

TOTAL	156,989	$2,762,157,256	100.00%

Distribution of the Initial Receivables Pool by State

     The initial pool of receivables includes receivables originated in 49 states and the District of Columbia. The following table sets forth the percentage of the aggregate amount financed in the states with the largest concentration of receivables. No other state accounts for more than 4.32% of the aggregate amount financed. The following breakdown by state is based on the billing addresses of the obligors on the receivables:

Percentage of
Aggregate
State	Amount Financed
California	10.85%
Texas	9.30%
Florida	5.57%
Michigan	5.47%
Illinois	4.45%

THE SERVICER

Delinquencies, Repossessions, Bankruptcies and Net Losses

     For GMAC’s entire U.S. portfolio of new and used retail car and light truck receivables, including receivables sold by GMAC that it continues to service, the table on the following page shows GMAC’s experience for both new and used retail car and light truck receivables on a combined basis for:

•	delinquencies,

•	repossessions,

•	bankruptcies, and

•	net losses.

     Fluctuations in delinquencies, repossessions, bankruptcies and losses generally follow trends in the overall economic environment and may be affected by such factors as:

•	competition for obligors,

•	the supply and demand for both new and used cars and light trucks,

•	consumer debt burden per household, and

•	personal bankruptcies.

     For calendar years 2001 through 2003, and for the first nine months of 2003 and 2004, delinquencies and repossessions have remained at relatively stable levels, indicating that the frequency of defaults and repossessions is not increasing. However, over the same period, net losses have steadily increased, which indicates that losses per repossessed vehicle have increased. The servicer believes that this trend is a function of an overall decline in used vehicle prices. Weaker used vehicle prices increase the loss per occurrence as the servicer realizes less upon repossession and disposal of defaulted receivables.

     There can be no assurance that the delinquency, repossession, bankruptcy and net loss experience on the receivables will be comparable to that set forth below or that the factors or beliefs described above will remain applicable.

	Nine Months Ended
	September 30		Year Ended December 31
New and Used Car
and Light Truck Contracts	2004	2003	2003	2002	2001
Total Retail Contracts Outstanding at End of the Period (excluding bankruptcies) (in thousands)	5,006	5,026	5,070	4,795	4,179
Average Daily Delinquency
31-60 Days	1.85%	1.78%	1.79%	1.82%	1.95%
61-90 Days	0.20%	0.19%	0.19%	0.20%	0.19%
91 Days or More	0.02%	0.02%	0.02%	0.02%	0.02%
Repossessions as a Percent of Average Number of Contracts Outstanding	1.80%	1.84%	1.83%	1.86%	1.92%
Net Losses as a Percent of Liquidations	1.49%	1.73%	1.77%	1.55%	1.42%
Net Losses as a Percent of Average Gross Receivables	0.76%	0.85%	0.86%	0.74%	0.71%
Net Losses as a Percent of Average Net Receivables	0.93%	0.92%	0.93%	0.82%	0.82%
Total Retail Contracts Outstanding at End of the Period (including bankruptcies) (in thousands)	5,090	5,102	5,146	4,864	4,239
Bankruptcies as a Percent of Average Number of Contracts Outstanding (including bankruptcies)	1.56%	1.48%	1.48%	1.39%	1.51%

     The servicer’s current practice is generally to write off receivables, other than those with respect to which the related obligor is in bankruptcy, that are more than 90 days past due. The “Average Daily Delinquency” percentages shown in the preceding table are each calculated on the basis of the average number of receivables delinquent at any time during a month (excluding receivables where the related obligor is in bankruptcy), divided by the number of receivables outstanding at the end of that month, and averaged for all months in the indicated period. The “Net Losses as a Percent of Liquidations” and the “Net Losses as a Percent of Average Gross Receivables” percentages in the preceding table are based on the gross balance of the receivables including unearned finance charges. The “Net Losses as a Percent of Average Net Receivables” percentages in the preceding table are based on the principal balance of the receivables reduced for the unearned rate support received from General Motors. The “Bankruptcies as a Percent of Average Number of Contracts Outstanding” percentages in the preceding table represent the number of bankruptcies on the last day of each month and averaged for the indicated period divided by the number of receivables outstanding on the last day of each month and averaged for the indicated period.

     The “Repossessions as a Percent of Average Number of Contracts Outstanding,” “Net Losses as a Percent of Average Gross Receivables” and “Net Losses as a Percent of Average Net Receivables” for the nine months ended September 30, 2004 and 2003 are reported as annualized rates, which annualization may not reflect the actual annual results.

     Beginning with 2002, the “Net Losses as a Percent of Average Net Receivables” data has been restated to reflect a change in the servicer’s methodology for calculating retail charge-offs. The primary change is that the net losses used in the calculation now reflect the servicer’s initial write-down of a repossessed vehicle to estimated fair value less cost to sell rather than the actual loss upon disposition.

WEIGHTED AVERAGE LIFE OF THE NOTES

     Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The model used in this term sheet to present the projected weighted average life of each class of notes, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are uniform as to size and maturity and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables assumed to originally contain 10,000 uniform receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the receivables owned by the trust.

     As the rate of payment of principal of each class of notes will depend on the rate of payment, including prepayments, of the principal balance of the receivables, final payment of classes of notes could occur significantly earlier than the final scheduled distribution date for that class of notes. Reinvestment risk associated with early payment of the notes will be borne exclusively by the noteholders.

     The tables below under the heading “Percent of Initial Note Principal Balance Outstanding at Various ABS Percentages” have been prepared on the basis of indicated ABS percentages. The indicated ABS percentages have been applied to the initial hypothetical pool of receivables, consisting of an initial hypothetical pool of subvented receivables and an initial hypothetical pool of non-subvented receivables, and to each subsequent hypothetical pool of receivables acquired during the revolving period.

     The “initial hypothetical pool of subvented receivables” is a pool of uniform receivables with aggregate remaining payments in each month, measured as of the initial cutoff date, equal to those of the subvented receivables owned by the trust on the closing date. The table below under the heading "Schedule of Remaining Payments by Month” sets forth the remaining payments in each month, measured as of the initial cutoff date, on the subvented receivables owned by the trust on the closing date. The initial aggregate present value of these remaining payments, using a discount rate of 6.00%, is equal to $1,847,173,797.45.

     The “initial hypothetical pool of non-subvented receivables” is a pool of receivables that have been further disaggregated into twelve smaller hypothetical pools having the following characteristics. The level scheduled monthly payment for each of the hypothetical pools is based on the aggregate principal balance, annual percentage rate and remaining term to maturity as of the initial cutoff date such that each hypothetical pool set forth below will be fully amortized by the end of its remaining term to maturity.

			Assumed	Original Term to	Remaining Term
	Aggregate Principal	Annual Percentage	Cutoff	Maturity	to Maturity
Pool	Balance	Rate	Date	(in Months)	(in Months)
1	$218,289.81	9.923%	11/01/2004	57	6
2	$4,538,233.12	9.663%	11/01/2004	53	10
3	$7,500,829.10	10.307%	11/01/2004	53	16
4	$16,891,922.92	9.711%	11/01/2004	53	22
5	$23,071,536.74	9.882%	11/01/2004	55	28
6	$48,971,529.74	9.273%	11/01/2004	55	34
7	$54,040,000.44	9.678%	11/01/2004	60	40
8	$108,781,193.00	9.330%	11/01/2004	60	46
9	$156,848,127.42	9.781%	11/01/2004	61	52
10	$279,816,564.56	9.457%	11/01/2004	61	57
11	$22,759,076.28	9.101%	11/01/2004	71	63
12	$26,652,765.48	8.597%	11/01/2004	72	69

     Each “subsequent hypothetical pool of receivables” is a pool of receivables, consisting of hypothetical pools of subvented receivables and non-subvented receivables in the same ratio and with the same characteristics in terms of annual percentage rate, original term to maturity and remaining term to maturity as the receivables that were purchased on the closing date and that will be acquired on a distribution date during the revolving period.

     The purchase price of each subsequent hypothetical pool of subvented receivables will be equal to the discounted present value of all receivables in each of those pools — using a 6.00% discount rate. Each subsequent hypothetical pool of subvented receivables, as of the applicable cutoff date, will have assumed aggregate remaining payments in each month that are proportionate to the aggregate remaining payments on the initial hypothetical pool of subvented receivables as of the initial cutoff date.

     The purchase price of each subsequent hypothetical pool of non-subvented receivables will be equal to the aggregate principal balance of all hypothetical receivables in each of those pools. Each subsequent hypothetical pool of non-subvented receivables will also be further disaggregated into smaller hypothetical pools having characteristics identical to the hypothetical pools in the table immediately preceding. The level scheduled monthly payments for each of the subsequent hypothetical pools is based on the aggregate principal balance, annual percentage rate and remaining term to maturity as of each subsequent cutoff date such that each subsequent hypothetical pool will be fully amortized by the end of its remaining term to maturity.

     In addition, the following assumptions have been used in preparing the tables below:

1.	the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

2.	each payment on the receivables is made on the last day of each month and each month has 30 days;

3.	payments on the notes are made on each distribution date (and each distribution date is assumed to be the 15th day of each applicable month), commencing January 15, 2005;

4.	except as indicated in the following tables, the servicer exercises its 10% clean-up call option to purchase the receivables on the earliest permissible date and the seller does not exercise its 5% repurchase option;

5.	the basic servicing fee is paid monthly and equals 1% per annum;

6.	the closing date occurs on December 9, 2004;

7.	no early amortization event or event of default occurs;

8.	during the revolving period, the trust invests all amounts available to purchase additional receivables; and

9.	there are no funds in the accumulation account at any time.

     The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the following tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of receivables will prepay at the same level of ABS. Any difference between each of those assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of the notes.

     The following tables indicate the projected weighted average life of each class of notes and set forth the percent of the initial principal balance of each class of notes that is projected to be outstanding after each of the distribution dates shown at various constant ABS percentages.

Percent of Initial Note Principal Balance Outstanding
at Various ABS Percentages

     The weighted average life of a class of notes as set forth in each of the tables below is determined by (a) multiplying the amount of each principal payment on a note of that class by the number of years from the date of the issuance of the related note to the related distribution date, (b) adding the results, and (c) dividing the sum by the related initial principal balance of the note. The calculation in the row in each of the tables below labeled “Weighted Average Life (Years) to call” assumes that the servicer exercises its 10% clean-up call option to purchase the receivables on the earliest permissible date but that the seller does not exercise its 5% repurchase option. The calculation in the row in each of the tables listed below labeled “Weighted Average Life (Years) to maturity” assumes that neither the servicer exercises its 10% clean-up call option nor the seller exercises its 5% repurchase option to purchase the receivables.

Percent of the Initial Note Principal Balance Outstanding — Class A-1 Notes
Distribution Date	0.00%	0.50%	1.20%	1.40%	1.60%	1.80%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2005	92.09	90.53	87.62	86.57	85.40	84.08
1/15/2006	84.19	81.16	75.50	73.47	71.19	68.62
2/15/2006	76.30	71.89	63.64	60.68	57.36	53.62
3/15/2006	68.40	62.70	52.03	48.20	43.91	39.08
4/15/2006	60.55	53.63	40.71	36.06	30.85	25.00
5/15/2006	52.69	44.65	29.62	24.22	18.17	11.37
6/15/2006	44.81	35.74	18.79	12.69	5.86	0.00
7/15/2006	36.92	26.91	8.19	1.46	0.00	0.00
8/15/2006	29.01	18.15	0.00	0.00	0.00	0.00
9/15/2006	21.09	9.47	0.00	0.00	0.00	0.00
10/15/2006	13.26	0.96	0.00	0.00	0.00	0.00
11/15/2006	5.43	0.00	0.00	0.00	0.00	0.00
12/15/2006	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life
(Years) to call	1.50	1.43	1.33	1.30	1.28	1.25
Weighted Average Life
(Years) to maturity	1.50	1.43	1.33	1.30	1.28	1.25

Percent of the Initial Note Principal Balance Outstanding — Class A-2 Notes
Distribution Date	0.00%	0.50%	1.20%	1.40%	1.60%	1.80%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2006	100.00	100.00	100.00	100.00	100.00	97.85
7/15/2006	100.00	100.00	100.00	100.00	92.80	82.75
8/15/2006	100.00	100.00	97.44	88.78	79.09	68.19
9/15/2006	100.00	100.00	85.46	76.19	65.82	54.16
10/15/2006	100.00	100.00	73.84	64.02	53.03	40.67
11/15/2006	100.00	91.15	62.52	52.21	40.68	27.71
12/15/2006	97.24	81.34	51.55	40.82	28.82	15.32
1/15/2007	88.09	71.68	40.91	29.83	17.42	3.47
2/15/2007	79.00	62.16	30.59	19.22	6.49	0.00
3/15/2007	69.92	52.76	20.57	8.98	0.00	0.00
4/15/2007	60.97	43.58	10.92	0.00	0.00	0.00
5/15/2007	52.04	34.51	1.55	0.00	0.00	0.00
6/15/2007	43.13	25.56	0.00	0.00	0.00	0.00
7/15/2007	34.24	16.72	0.00	0.00	0.00	0.00
8/15/2007	25.39	8.01	0.00	0.00	0.00	0.00
9/15/2007	16.63	0.00	0.00	0.00	0.00	0.00
10/15/2007	8.24	0.00	0.00	0.00	0.00	0.00
11/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life
(Years) to call	2.50	2.34	2.08	2.00	1.92	1.84
Weighted Average Life
(Years) to maturity	2.50	2.34	2.08	2.00	1.92	1.84

Percent of the Initial Note Principal Balance Outstanding — Class A-3 Notes
Distribution Date	0.00%	0.50%	1.20%	1.40%	1.60%	1.80%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2007	100.00	100.00	100.00	100.00	100.00	89.61
3/15/2007	100.00	100.00	100.00	100.00	94.69	75.32
4/15/2007	100.00	100.00	100.00	98.87	81.39	61.72
5/15/2007	100.00	100.00	100.00	86.31	68.66	48.80
6/15/2007	100.00	100.00	90.04	74.23	56.50	36.55
7/15/2007	100.00	100.00	78.42	62.62	44.92	24.99
8/15/2007	100.00	100.00	67.20	51.51	33.92	14.11
9/15/2007	100.00	99.32	56.42	40.92	23.52	3.92
10/15/2007	100.00	88.55	46.26	30.96	13.79	0.00
11/15/2007	99.97	78.03	36.53	21.50	4.63	0.00
12/15/2007	89.14	67.75	27.23	12.54	0.00	0.00
1/15/2008	78.42	57.69	18.34	4.05	0.00	0.00
2/15/2008	67.87	47.88	9.87	0.00	0.00	0.00
3/15/2008	57.47	38.32	1.81	0.00	0.00	0.00
4/15/2008	47.54	29.23	0.00	0.00	0.00	0.00
5/15/2008	37.78	20.41	0.00	0.00	0.00	0.00
6/15/2008	28.32	11.94	0.00	0.00	0.00	0.00
7/15/2008	19.20	3.83	0.00	0.00	0.00	0.00
8/15/2008	10.38	0.00	0.00	0.00	0.00	0.00
9/15/2008	1.86	0.00	0.00	0.00	0.00	0.00
10/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life
(Years) to call	3.38	3.22	2.88	2.75	2.62	2.48
Weighted Average Life
(Years) to maturity	3.38	3.22	2.88	2.75	2.62	2.48

Percent of the Initial Note Principal Balance Outstanding — Class A-4 Notes
Distribution Date	0.00%	0.50%	1.20%	1.40%	1.60%	1.80%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2007	100.00	100.00	100.00	100.00	100.00	87.09
11/15/2007	100.00	100.00	100.00	100.00	100.00	66.64
12/15/2007	100.00	100.00	100.00	100.00	90.83	47.72
1/15/2008	100.00	100.00	100.00	100.00	72.17	30.23
2/15/2008	100.00	100.00	100.00	90.84	54.80	0.00
3/15/2008	100.00	100.00	100.00	73.37	38.69	0.00
4/15/2008	100.00	100.00	86.71	57.13	0.00	0.00
5/15/2008	100.00	100.00	70.15	41.95	0.00	0.00
6/15/2008	100.00	100.00	54.62	27.87	0.00	0.00
7/15/2008	100.00	100.00	40.12	0.00	0.00	0.00
8/15/2008	100.00	90.88	0.00	0.00	0.00	0.00
9/15/2008	100.00	73.65	0.00	0.00	0.00	0.00
10/15/2008	86.40	58.07	0.00	0.00	0.00	0.00
11/15/2008	69.01	43.10	0.00	0.00	0.00	0.00
12/15/2008	52.20	28.79	0.00	0.00	0.00	0.00
1/15/2009	35.94	0.00	0.00	0.00	0.00	0.00
2/15/2009	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life
(Years) to call	4.05	3.93	3.56	3.43	3.23	3.04
Weighted Average Life
(Years) to maturity	4.07	3.94	3.60	3.44	3.26	3.05

Percent of the Initial Note Principal Balance Outstanding — Class B Notes
Distribution Date	0.00%	0.50%	1.20%	1.40%	1.60%	1.80%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2008	100.00	100.00	100.00	100.00	100.00	0.00
3/15/2008	100.00	100.00	100.00	100.00	100.00	0.00
4/15/2008	100.00	100.00	100.00	100.00	0.00	0.00
5/15/2008	100.00	100.00	100.00	100.00	0.00	0.00
6/15/2008	100.00	100.00	100.00	100.00	0.00	0.00
7/15/2008	100.00	100.00	100.00	0.00	0.00	0.00
8/15/2008	100.00	100.00	0.00	0.00	0.00	0.00
9/15/2008	100.00	100.00	0.00	0.00	0.00	0.00
10/15/2008	100.00	100.00	0.00	0.00	0.00	0.00
11/15/2008	100.00	100.00	0.00	0.00	0.00	0.00
12/15/2008	100.00	100.00	0.00	0.00	0.00	0.00
1/15/2009	100.00	0.00	0.00	0.00	0.00	0.00
2/15/2009	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life (Years) to call	4.18	4.10	3.68	3.60	3.35	3.18
Weighted Average Life (Years) to maturity	4.49	4.39	4.09	3.92	3.70	3.44

Percent of the Initial Note Principal Balance Outstanding — Class C Notes
Distribution Date	0.00%	0.50%	1.20%	1.40%	1.60%	1.80%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2008	100.00	100.00	100.00	100.00	100.00	0.00
3/15/2008	100.00	100.00	100.00	100.00	100.00	0.00
4/15/2008	100.00	100.00	100.00	100.00	0.00	0.00
5/15/2008	100.00	100.00	100.00	100.00	0.00	0.00
6/15/2008	100.00	100.00	100.00	100.00	0.00	0.00
7/15/2008	100.00	100.00	100.00	0.00	0.00	0.00
8/15/2008	100.00	100.00	0.00	0.00	0.00	0.00
9/15/2008	100.00	100.00	0.00	0.00	0.00	0.00
10/15/2008	100.00	100.00	0.00	0.00	0.00	0.00
11/15/2008	100.00	100.00	0.00	0.00	0.00	0.00
12/15/2008	100.00	100.00	0.00	0.00	0.00	0.00
1/15/2009	100.00	0.00	0.00	0.00	0.00	0.00
2/15/2009	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life (Years) to call	4.18	4.10	3.68	3.60	3.35	3.18
Weighted Average Life (Years) to maturity	4.72	4.64	4.37	4.21	3.97	3.67

Percent of the Initial Note Principal Balance Outstanding — Class D Notes
Distribution Date	0.00%	0.50%	1.20%	1.40%	1.60%	1.80%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2008	100.00	100.00	100.00	100.00	100.00	0.00
3/15/2008	100.00	100.00	100.00	100.00	100.00	0.00
4/15/2008	100.00	100.00	100.00	100.00	0.00	0.00
5/15/2008	100.00	100.00	100.00	100.00	0.00	0.00
6/15/2008	100.00	100.00	100.00	100.00	0.00	0.00
7/15/2008	100.00	100.00	100.00	0.00	0.00	0.00
8/15/2008	100.00	100.00	0.00	0.00	0.00	0.00
9/15/2008	100.00	100.00	0.00	0.00	0.00	0.00
10/15/2008	100.00	100.00	0.00	0.00	0.00	0.00
11/15/2008	100.00	100.00	0.00	0.00	0.00	0.00
12/15/2008	100.00	100.00	0.00	0.00	0.00	0.00
1/15/2009	100.00	0.00	0.00	0.00	0.00	0.00
2/15/2009	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life (Years) to call	4.18	4.10	3.68	3.60	3.35	3.18
Weighted Average Life (Years) to maturity	4.92	4.83	4.57	4.40	4.14	3.85

Schedule of Remaining Payments by Month

Collection Period	Scheduled Payments
November 2004	$48,540,407.63
December 2004	48,540,407.63
January 2005	48,540,407.63
February 2005	48,539,955.76
March 2005	48,538,674.23
April 2005	48,492,277.94
May 2005	48,223,198.87
June 2005	47,986,225.07
July 2005	47,759,982.06
August 2005	47,489,848.41
September 2005	47,265,002.78
October 2005	46,902,078.07
November 2005	46,246,356.13
December 2005	45,764,098.82
January 2006	45,414,785.00
February 2006	45,156,151.93
March 2006	44,934,400.63
April 2006	44,716,815.77
May 2006	44,550,578.02
June 2006	44,407,384.47
July 2006	44,257,299.91
August 2006	44,082,521.68
September 2006	43,884,557.94
October 2006	43,488,490.26
November 2006	42,680,828.75
December 2006	41,958,767.58
January 2007	41,347,660.72
February 2007	40,942,358.67
March 2007	40,631,000.20
April 2007	40,259,228.37
May 2007	39,888,093.14
June 2007	39,509,428.73
July 2007	39,037,771.61
August 2007	38,110,399.86
September 2007	36,759,704.69
October 2007	35,739,755.20
November 2007	34,867,659.40
December 2007	34,173,736.38
January 2008	33,151,112.93
February 2008	32,182,477.27
March 2008	31,120,681.89

Schedule of Remaining Payments by Month

Collection Period	Scheduled Payments
April 2008	$30,061,500.20
May 2008	28,399,832.95
June 2008	26,570,566.10
July 2008	24,972,797.27
August 2008	23,404,714.75
September 2008	21,911,490.55
October 2008	20,768,445.93
November 2008	19,678,965.84
December 2008	18,556,485.14
January 2009	17,267,815.81
February 2009	15,754,746.65
March 2009	14,086,034.85
April 2009	12,606,669.33
May 2009	11,012,040.32
June 2009	8,858,783.80
July 2009	6,684,773.85
August 2009	5,100,635.35
September 2009	3,389,095.04
October 2009	2,802,437.00
November 2009	2,271,059.18
December 2009	1,717,484.78
January 2010	1,306,540.73
February 2010	1,080,512.20
March 2010	945,119.47
April 2010	812,750.86
May 2010	680,172.21
June 2010	514,700.28
July 2010	350,454.78
August 2010	252,540.25
September 2010	50,367.96
October 2010	666.30